SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

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OSE USA, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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OSE USA, Inc.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of OSE USA, Inc., (the “Company”), will be held on Thursday, May 27, 2004, at 10:00 a.m., local time, at the Company’s offices at 2223 Old Oakland Road, San Jose, California, to consider and take action with respect to the following:

1.	To elect five (5) directors to serve for the ensuing year and until their successors are duly elected and qualified.

2.	To ratify the appointment of Grant Thornton LLP as independent auditors for the Company for the 2004 fiscal year.

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record at the close of business on April 1, 2004 are entitled to notice of and to vote at the meeting. All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may withdraw their proxy and vote in person, even if he or she has previously returned a proxy.

FOR THE BOARD OF DIRECTORS

/s/ ELTON LI
Elton Li, Secretary

San Jose, California

April 30, 2004

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON AND REGARDLESS OF THE NUMBER OF SHARES OF OUR COMMON STOCK YOU OWN, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY FORM AND MAIL IT PROMPTLY IN THE ENVELOPE PROVIDED TO HELP ENSURE THAT YOUR INTERESTS WILL BE REPRESENTED AT THE ANNUAL MEETING. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY, OF COURSE, WITHDRAW YOUR PROXY AND VOTE IN PERSON. IN ADDITION, YOU MAY REVOKE YOUR PROXY BEFORE IT IS VOTED BY DELIVERING WRITTEN NOTICE TO OUR CORPORATE SECRETARY PRIOR TO THE BEGINNING OF THE ANNUAL MEETING AT OUR PRINCIPAL EXECUTIVE OFFICES AT THE ADDRESS ABOVE OR BY DELIVERY PRIOR TO THE BEGINNING OF THE ANNUAL MEETING OF A LATER-DATED PROXY.

OSE USA, INC.

2223 Oakland Road

San Jose, California

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

The enclosed Proxy Statement (the “Proxy Statement”) is being furnished to the Company’s stockholders and is being solicited on behalf of the Board of Directors of OSE USA, Inc. (the “Company”) for use at the Annual Meeting of Stockholders to be held on Thursday, May 27, 2004, at 10:00 a.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company’s offices at 2223 Old Oakland Road, San Jose, California 95131. This Proxy Statement, Proxy Card and our 2003 Annual Report, which includes our Annual Report on Form 10-K for the Fiscal Year ended December 31, 2003, are being mailed on or about April 30, 2004 to all stockholders of record at the close of business on April 1, 2004. A list of such shareholders will be available for examination by any shareholder for any purpose germane to the Annual Meeting during normal business hours at the Company’s offices.

INFORMATION CONCERNING SOLICITATION AND VOTING

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it any time before its use by delivering to the Secretary of the Company at the above address of the Company, written notice of revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

Record Date and Voting Securities

Stockholders of record at the close of business on April 1, 2004 (the “Record Date”) are entitled to notice of the meeting and to vote at the meeting. At the Record Date 56,725,808 shares of the Company’s Common Stock, $0.001 par value, were issued and outstanding, 3,000,000 shares of the Company’s Series A Convertible Preferred Stock, $0.001 par value, were issued and outstanding, and 3,023,225 shares of the Company’s Series B Convertible Preferred Stock, $0.001 par value, were issued and outstanding.

Voting and Solicitation

Proxies properly executed, duly returned to the Company and not revoked, will be voted in accordance with the specifications made. Where no specifications are given, such proxies will be voted as the management of the Company may propose. If any matter not described in this Proxy Statement is properly presented for action at the meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote according to their best judgment.

Each stockholder is entitled to one vote for each share of Common Stock on all matters presented at the meeting. The Series A Convertible Preferred Stock and Series B Convertible Preferred Stock shall vote with the shares of Common Stock and not as separate classes on all matters, except with respect to the election of directors.

With respect to the election of directors, the holder of the Series A Preferred Stock voting as a separate class are entitled to elect three directors, the holders of the Common Stock and Series B Preferred Stock voting together as a separate class are entitled to elect one director, and the holders of the Series A Preferred Stock, the Series B Preferred Stock and the Common Stock voting together are entitled to elect the remaining director. The holder of Series A Preferred Stock and the Series B Preferred Stock shall be entitled to such number of votes as shall be equal to the whole number of shares of Common Stock into which the holder’s aggregate number of shares of Series A Preferred Stock and Series B Preferred Stock are convertible. The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock issued and outstanding on the Record Date. Shares that are voted “FOR,” “AGAINST,” “WITHHELD” or “ABSTAIN” are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (the “Votes Cast”) with respect to such matter. Abstentions will have the same effect as a vote against a proposal. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but such non-votes will not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which a broker has expressly not voted. Thus, a broker non-vote will not affect the outcome of the voting on a proposal.

The Company will bear the entire cost of this solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the Proxy Card, and our 2003 Annual Report. We intend to provide copies of such solicitation materials to brokerage houses, fiduciaries, custodians and other persons or entities holding our common stock on behalf of the beneficial owner so that the solicitation materials may be forwarded to such beneficial owners. The Company may also reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. This solicitation, which is being conducted by mail, may be supplemented by a solicitation by telephone, telegram, or other permissible means by directors, officers or employees of the Company. No additional compensation will be paid to these individuals for conducting such a solicitation.

Deadline for Receipt of Stockholder Proposals

Stockholders of the Company may submit proper proposals for inclusion in the Company’s proxy statement and for consideration at the next annual meeting of its stockholders by submitting their proposals in writing to the Secretary of the Company in a timely manner. In order to be included in the Company’s proxy materials for the annual meeting of stockholders to be held in the year 2005, stockholder proposals must be received by the Secretary of the Company no later than January 2, 2005, and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

In addition, the Company’s Bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals not included in the Company’s proxy statement, to be brought before an annual meeting of stockholders. For nominations or other business to be properly brought before the meeting by a stockholder, such stockholder must provide written notice delivered to the Secretary of the Company not less than 90 days in advance of the annual or special meeting, which notice must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. A copy of the full text of the Bylaw provisions discussed above may be obtained by writing to the Secretary of the Company. All notices of proposals by stockholders, whether or not included in the Company’s proxy materials, should be sent to OSE USA, Inc., 2223 Old Oakland Road, San Jose, California 95131, Attention: Corporate Secretary.

The attached Proxy Card grants the proxy holders discretionary authority to vote on any matter raised at the Annual Meeting. If a stockholder intends to submit a proposal at the Company’s 2005 Annual Meeting, which is not eligible for inclusion in the proxy statement and form of proxy relating to that meeting, the stockholder must do so no later than February 27, 2005. If such a stockholder fails to comply with the foregoing notice provision, the proxy holders will be allowed to use their discretionary voting authority when the proposal is raised at the 2005 Annual Meeting.

PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees

Our Bylaws provide that the authorized number of members of our Board of Directors shall be five (5). The term of office of each person elected as a Director will continue until the next Annual Meeting or until a successor has been elected and qualified. The Company’s Board of five (5) Directors is to be elected at this Annual Meeting of Stockholders. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company’s five (5) nominees named below, all of whom are presently Directors of the Company. If any nominee of the Company is unable or declines to serve as a Director at the time of the Annual Meeting, the proxies will be voted for the nominee designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a Director.

Vote Required; Recommendation of Board of Directors

A Board of five (5) Directors is to be elected at the Annual Meeting. The Company’s Board of Directors currently consists of five (5) persons. The holder of the Series A Preferred Stock voting as a separate class are entitled to elect three (3) Directors. The holders of the Common Stock and Series B Preferred Stock voting together as a separate class are entitled to elect one (1) Director. The holder of the Series A Preferred Stock, the Series B preferred Stock and the Common Stock voting together are entitled to elect the remaining one (1) Director. Messrs. Duh, Kung and Tseng are currently serving as the representatives of the Series A Preferred Stock, Mr. Verderico is currently serving as the representative of the holders of Common Stock and Series B Preferred Stock, and Mr. Brooks is currently serving as the representative of the holders of Series A Preferred Stock, the Series B preferred Stock and the Common Stock. The nominee(s) receiving the highest number of votes cast by the holder(s) entitled to elect such director(s) will be elected as director(s) for the ensuing year.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE NOMINEES LISTED BELOW:

Name	Age	Position
Edmond Tseng	57	Chief Executive Officer and President of the Company
Donald W. Brooks	65	Chairman, KLM Capital Group
Edward S. Duh	39	President, Orient Semiconductor Electronics, Limited
Mitchell Shu Hung Kung	40	Special Liaison to the Chairman of the Board of Orient Semiconductor Electronics, Limited
Patrick Verderico	60	Consultant

Except as set forth below, each nominee has been engaged in his principal occupation described above during the past five (5) years. There is no family relationship among any directors or executive officers of the Company.

Edmond Tseng has been a Director and Chairman of the Board of the Company since April 1999 and became President and CEO of the Company in October 2000. Mr. Tseng has served as President of OSE, Inc., a North American distributor of Orient Semiconductor Electronics, Limited, since it was established in 1990. Mr. Tseng has 30 years experience in the integrated circuit packaging industry. Mr. Tseng is also a director of Asante Technologies.

Donald W. Brooks has been a Director of the Company since April 1999. He is the chairman of KLM Capital Group, an investment company. From 1997 to 1999, Mr. Brooks was the Co-Chief Executive Officer of UMC Group (USA), a Taiwan silicon foundry company. From 1991 to 1997, Mr. Brooks was President of Taiwan Semiconductor Company, also a silicon foundry company. Prior to 1991, Mr. Brooks held various executive positions at Fairchild Semiconductor and Texas Instruments. Mr. Brooks is also a director of Syntricity, Inc. and Sharewave.

Edward S. Duh has been a Director of the Company since April 1999. From 1993 to 2002, Mr. Duh was the Vice President and Special Assistant to the President of Orient Semiconductor Electronics, Limited. Since July 2002 Mr. Duh has been the President of Orient Semiconductor Electronics, Limited.

Mitchell Shu Hung Kung has been with Orient Semiconductor Electronics, Limited. since Feb. 2003 as Special Liaison to the Chairman of the Board. Previously and since October 2001, Mr. Kung served as Vice President for Investment Projects in China of WK Tech.Venture, the largest venture capital firm in Taiwan. From 2000 to October 2001, Mr. Kung was the founder and director of various companies, including G.Net (China), Chinalink (HK), CIT Info Tech (Taiwan), and U-Drive (HK). Prior to 2000, Mr. Kung served as Managing Director of GVC Group—China, a worldwide modem manufacturer. Prior to 1997, Mr. Kung held various Sales/Channel management positions with IBM Taiwan.

Patrick Verderico has been a director of the Company since July 1997. Mr. Verderico was Chief Financial Officer at Ubicom, Inc. from January 2001 to January 2003. Before that, Mr. Verderico served as the Company’s President and Chief Executive Officer from July 1997 to November 2000, and served as the Company’s Chief Operating Officer from April 1997 to July 1997. From 1994 to 1996, Mr. Verderico was Chief Financial Officer of Creative Technology, a multi-media company. From 1992 to 1994, Mr. Verderico was Chief Financial Officer of Cypress Semiconductor, Inc., a manufacturer of integrated circuits. Prior to 1992, Mr. Verderico held various management positions in finance and operations with Coopers & Lybrand, Philips Semiconductors and National Semiconductor. Mr. Verderico is also a director of Micro Component Technology, Inc.

Board Meetings and Committees

The Board of Directors of the Company held five (4) meetings during fiscal 2003.

The Audit Committee, consisting of Messrs. Brooks, Duh, Lee and Verderico, held four (3) meetings during fiscal 2003. The Audit Committee reviews the financial statements and the internal financial reporting system and controls of the Company. With the Company’s management and independent accountants, the Audit Committee recommends resolutions for any dispute between the Company’s management and its auditors, and reviews other matters relating to the relationship of the Company with its independent accountants.

The Compensation Committee, consisting of Messrs. Brooks, Duh, and Kung, held no meetings during fiscal 2003. The Compensation Committee makes recommendations to the Board of Directors regarding the Company’s executive compensation policies and administers the Company’s stock option plan and employee stock purchase plan.

The Option Committee consists of Mr. Tseng, and has the ability to grant options (not to exceed 80,000 shares per grant) to non-executive officers under the Company’s stock option plans. The Board of Directors currently has no nominating committee or committee performing a similar function, and the Board as a whole functions a nominating committee.

Each director of the Company during 2003, except Mr. Brooks and Mr. Kung, attended at least 75% of the aggregate of: (a) the total number of meetings of the Board of Directors held during fiscal 2003, and (b) the total number of meetings held by all committees of the Board of Directors during fiscal 2003 on which such director served.

Director Nominations Procedures

The board of directors has no standing nominating committee and all members of the board meet annually as a nominating committee to discuss nominations for the board of directors. Pursuant to the Company’s certificate of incorporation, as amended: (1) three of the Company’s five directors are elected by the Series A Preferred shareholder alone, (2) one director is elected by the Series A Preferred, Series B Preferred and Common shareholders voting together, and (3) one director is elected by the Common and Series B Preferred shareholders voting together. OSE is the holder of all of the outstanding shares of Series A and Series B Preferred Stock. Taking into account the conversion ratios of the Series A and Series B Preferred Stock for voting purposes, the votes of OSE are sufficient to determine the elections of all directors of the Company. Under such circumstances, the board believes that a separate committee is unnecessary and impractical, that it is not possible to create a truly independent nominating committee, and that any attempt to establish one would be illusory and put at risk the Company’s responsibilities to OSE. All nominees included in this proxy statement are acceptable to and have been recommended by OSE.

The board of directors has no charter to regulate the activities of its nominating function. Its “independent” members, within the meaning of the Marketplace Rule 4200(A)(15) of the NASD, are Mr. Brooks and Mr. Verderico. Under this definition, an independent director is a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship that, in the opinion of the company’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Types of persons deemed not to be independent include (but are not limited to) employees of the company or its parent or subsidiaries; persons (or their family members or affiliate entities) compensated for services other than as a director, and persons (or their family members) who are partners or employees of the Company’s independent auditors.

The Company’s bylaws prescribe the procedures for the submission of shareholder proposals, including nominations of directors; these procedures are described elsewhere in this proxy statement under the heading “Deadline for Receipt of Stockholder Proposals.” The chairman of the annual meeting may refuse to acknowledge nominations not made in compliance with these procedures.

The board believes that all directors generally, and any such nominees, must be acceptable to OSE as persons with broad experience in areas important to the Company’s operations, and possessing qualities which reflect personal integrity, independence of mind, a proven record of personal accomplishment, and the desire to work with the other members of the board to fulfill its responsibilities.

Shareholder Communications

Any shareholder who wishes to communicate with the board or with any committee or individual member may write to the President and Chief Executive Officer of the Company, at 2223 Old Oakland Road, San Jose, California 95131, Attention: Board Administration. The letter should indicate that the author is a shareholder and, if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

•	Forward the communication to the board or the director or committee to whom it is addressed;

•	Attempt to handle the inquiry directly, for example, if it is a request for information about the Company or concerns a stock-related matter; or

•	Not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, is hostile, threatening, illegal or otherwise inappropriate, or is otherwise unrelated to the activities, functions and responsibilities of the board.

Attendance at Annual Meetings

All of the Company’s directors are expected and encouraged to attend annual meetings to the extent possible consistent with their other obligations. One director attended the 2003 Annual Meeting.

Compensation of Directors

Directors receive no cash remuneration for serving on the Board of Directors. Prior to April 1999, non-employee directors participated in the Company’s 1996 Director Stock Option Plan (the “1996 Director Option Plan”). In 1999, the 1996 Director Option Plan was replaced by the Company’s 1999 Director Option Plan (the “1999 Director Plan”) The 1999 Director Plan provides that each non-employee director of the Company will be granted an option to purchase 100,000 shares of Common Stock on the date such director first joins the Board and that each non-employee director will also be granted an option to purchase 100,000 shares of Common Stock upon such directors’ annual reelection to the Board if the director has served on the Board for at least six (6) months as of the date of the re-election. All options granted under the 1999 Director Plan will have an exercise price equal to the fair market value of the Common Stock on the date of grant and will be fully vested and exercisable on the date of grant. Under the 1999 Director Plan, Messrs. Brooks, Duh, Kung and Verderico were each granted an option to purchase 100,000 shares of Common Stock at an exercise price of $0.01 per share on May 27, 2003.

ADDITIONAL INFORMATION

Principal Share Ownership

As of April 1, 2004, only the following was known by the Company to be the beneficial owner of more than 5% of the Company’s Common Stock:

	Beneficial Ownership
Name	Number		Percent
Orient Semiconductor Electronics, Limited (“OSE”) 9 Central 3rd. St. N.E.P.Z., Kaohsiung, Taiwan	101,437,902	(1)	72.7%

(1)	Includes 18,625,964 shares of Common Stock plus 41,246,312 shares of Common Stock that are issuable upon conversion of the 3,000,000 shares of the Company’s Series A Convertible Preferred Stock held by OSE and 41,565,626 shares of Common Stock that are issuable upon conversion of the 3,023,225 shares of the Company’s Series B Convertible Preferred Stock. OSE holds all of the outstanding shares of the Company’s Series A Convertible Preferred Stock and Series B Convertible Preferred Stock, which can be converted into shares of Common Stock at any time.

Security Ownership of Management

The following table sets forth the beneficial ownership of the Company’s Common Stock as of April 1, 2004 (i) by each current director and director nominee of the Company, (ii) by the Company’s Chief Executive Officer and the three other most highly compensated executive officers of the Company whose compensation during 2001, 2002 or 2003 exceeded $100,000 (such officers are collectively referred to as the “Named Executive Officers”), and (iii) by all current directors and executive officers as a group:

	Beneficial Ownership
Name	Number	Percent
Edmond Tseng (1)	5,672,369	4.1%
Patrick Verderico (2)	400,000	*
Edward S. Duh (3)	500,000	*
Ho-Sheng Chien (4)	400,000	*
Elton Li (5)	90,625	*
Donald W. Brooks (6)	500,000	*
Mitchell Shu Hung Kung (7)	100,000	*
All directors and executive officers as a group (8 persons) (8)	7,662,994	5.5%

*	Less than 1%
(1)	Includes 1,100,000 shares issuable upon exercise of options to purchase Common Stock, which are exercisable within 60 days of April 1, 2004.
(2)	Includes 400,000 shares issuable upon exercise of options to purchase Common Stock, which are exercisable within 60 days of April 1, 2004.
(3)	Includes 500,000 shares issuable upon exercise of options to purchase Common Stock, which are exercisable within 60 days of April 1, 2004.
(4)	Includes 400,000 shares issuable upon exercise of options to purchase Common Stock, which are exercisable within 60 days of April 1, 2004.
(5)	Includes 90,625 shares issuable upon exercise of options to purchase Common Stock, which are exercisable within 60 days of April 1, 2004.
(6)	Includes 500,000 shares issuable upon exercise of options to purchase Common Stock, which are exercisable within 60 days of April 1, 2004.
(7)	Includes 100,000 shares issuable upon exercise of options to purchase Common Stock, which are exercisable within 60 days of April 1, 2004.
(8)	Includes 3,090,625 shares issuable upon exercise of options to purchase Common Stock, which are exercisable within 60 days of April 1, 2004.

The Company only issues options in its compensation plans. The following table provides information as of December 31, 2003 with respect to compensation plans under which equity securities of the Company are authorized for issuance:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	( a )	( b )	( c )
Equity compensation plans approved by security holder	4,708,260	$0.32	19,328,963
Equity compensation plans not approved by security holder	0	$0.00	0

Total	4,708,260	$0.32	19,328,963

COMPENSATION OF EXECUTIVE OFFICERS

The following table sets forth information concerning compensation paid to the Named Executive Officers during the Company’s last three fiscal years.

Summary Compensation Table

	Annual Compensation (1)				Long Term Compensation (2)
Name and Principal Position	Fiscal Year	Salary	Bonus
Edmond Tseng Chief Executive Officer and President of the Company, and President of OSE, Inc.	2003 2002 2001	$275,625 275,625 273,101	$	— — 42,656	$	— — —

Ho-Sheng Chien Vice President, Quality	2003 2002 2001	185,115 181,983 178,946		— — 20,461		— — —

Elton Li Controller and Chief Accounting Officer	2003 2002 2001	124,491 121,454 3,846		— — —		— — 150,000

(1)	Excludes perquisites and other personal benefits, which for each Named Executive Officer did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus for such officer during any fiscal year.
(2)	Indicates the number of shares of common stock underlying option granted during the years indicated.

Option Information

No stock options were granted to or exercised by the Named Executive Officers during 2003. The following table sets forth information regarding stock options held by such officers as of December 31, 2003.

Aggregated Option Exercises in Last Fiscal Year and

Fiscal Year-End Option Values

	Shares Acquired on Exercise	Value Realized	Fiscal Year-End Option Values
			Number of Unexercised Options at Fiscal Year End		Value of Unexercised In-the-Money Options at Fiscal Year End (1)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Edmond Tseng	—	$—	1,100,000	—	$—	$—
Ho-Sheng Chien	—	—	400,000	—	—	—
Elton Li	—	—	75,000	75,000	—	—

(1)	The value of unexercised options at fiscal year end represents the difference between the exercise price of the options and the closing price of the Company’s Common Stock on December 31, 2003 of $0.005 per share. This value for all options listed was negative; such options therefore were not “in-the-money” as of the measurement date.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee of the Board of Directors during 2003 consisted of Messrs. Brooks, Duh and Kung, none of whom was an officer or employee of the Company. No member of the Compensation Committee or executive officer of the Company has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

Notwithstanding anything to the contrary set forth in any of the Company’s filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate other filings with Securities and Exchange Commission, including this Proxy Statement, in whole or in part the following report, the Stock Price Performance Graph on page 14 and the Audit Committee report on page 12 shall not be incorporated by reference into any such filings.

Report of the Compensation Committee of the Board of Directors

The Compensation Committee (the “Committee”) was comprised of Messrs. Brooks, Duh and Kung during 2003. The Committee sets, reviews and administers the Company’s executive compensation program. The role of the Committee is to establish and recommend salaries and other compensation paid to executive officers of the Company and to administer the Company’s stock option plans and employee stock purchase plan. The Committee approves all stock option grants to executive officers, all executive officer base salaries and any cash bonus payments to executive officers and reviews all stock option grants to employees.

The Company’s executive pay programs are designed to attract and retain executives who will contribute to the Company’s long-term success, to mesh executive and stockholder interests through stock option based plans and to provide a compensation package that recognizes individual contributions and Company performance.

The Committee has determined that the most effective means of compensation are base salaries, incentive bonuses and long-term incentives through the Company’s stock option programs.

Base Salary.    The base salaries of executive officers are initially determined by evaluating the responsibilities of the position held and the experience and performance of the individual, with reference to the competitive marketplace for executive talent, including a comparison to base salaries for comparable positions in technology-based companies of reasonably similar size. The Committee reviews executive salaries annually and adjusts them as appropriate to reflect changes in the market conditions and individual performance and responsibility. Mr. Tseng assumed the Chief Executive Officer’s position in 2001 and his annual salary is currently $275,625.

Bonus.    The Company maintains a quarterly bonus plan for executive officers in its manufacturing and distribution segment, which provides for bonuses based on achievement of individual and segment performance goals. Specifically, each executive officer can earn from 35% to 65% of his annual base salary in the form of incentive bonus payments if segment and individual performance goals are satisfied. The target Bonus factor for the Chief Executive Officer is 65%. This bonus program reflects the Committee’s view that bonuses should only be paid when the Company achieves predetermined performance goals. In 2003, Messrs. Tseng and Chien were paid no bonuses—based upon the quarterly performance of the distribution segment.

Stock Options.    Under the Company’s Stock Option Plan, stock options may be granted to executive officers and other employees of the Company. Upon joining the Company, an individual’s initial option grant is based on the individual’s responsibilities and position. The size of any annual stock option awards is based primarily on an individual’s performance and responsibilities. The Committee believes stock option grants are an effective method of ensuring that the executive is taking a longer term view of the Company’s performance and that the executive’s and the stockholder’s interests are in alignment.

The options granted to the Company’s executive officers include a provision that provides that the options shall become fully vested and exercisable in the event of a change in control of the Company.

Other.    Other elements of executive compensation include Company-wide medical and life insurance benefits and the ability to defer compensation pursuant to a 401(k) plan. The Company cancelled its 401(k) plan on July 1, 2003 as a result of discontinuing the manufacturing segment.

The Company’s Chief Executive Officer does not receive any other special or additional compensation other than as described above. Compensation provided to executive officers is stated in letter offers.

The Committee has considered the potential impact of Section 162(m) of the Internal Revenue Code and the regulations thereunder (the “Section”). The Section disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for any of the Named Executive Officers, unless such compensation is performance-based. Since the cash compensation of each of the Named Executive Officers is below the $1 million threshold and the Committee believes that any options granted under the Option Plan will meet the requirements of being performance-based, the Committee believes that the Section will not reduce the tax deduction available to the Company. The Company’s policy is to qualify, to the extent reasonable, its executive officers’ compensation for deductibility under applicable tax laws. However, the Committee believes that its primary responsibility is to provide a compensation program that will attract, retain and reward the executive talent necessary to the Company’s success. Consequently, the Committee recognizes that the loss of a tax deduction could be necessary in some circumstances.

Compensation Committee of the Board of Directors

Donald W. Brooks

Mitchell Shu Hung Kung

Edward S. Duh

Report of the Audit Committee of the Board of Directors

The Audit Committee of the Board of Directors is comprised of Messrs. Brooks, Duh, Kung and Verderico. The Audit Committee operates under a written charter adopted by the Board of Directors. The charter requires that at least one member of the committee shall be an “audit committee financial expert” as that term is defined by the Securities and Exchange Commission and that, if any class of securities of the Company is listed on a national securities exchange, all members of the Audit Committee be “independent” as required by law and applicable rules of such exchanges. Although no securities of the Company are listed on a national securities exchange, Messrs. Brooks and Verderico are considered by the Company to be “independent” within the meaning of NASD Marketplace Rule 4200(A)(15) defining “independent director.”

The primary responsibilities of the Audit Committee are to (1) review on a continuing basis the internal financial reporting system and controls and audit function of the Company, (2) review the independent auditors’ proposed scope and approach, (3) conduct a post-audit review of the financial statements and audit findings, (4) review the performance and monitor the independent auditors, and (5) recommend resolutions for any disputes between the Company’s management and its independent auditors.

During the last year, the Audit Committee of the Board of Directors met and held discussions with management and Grant Thornton LLP, our independent auditors for the fiscal year ended December 31, 2003. The Audit Committee reviewed and discussed with management and Grant Thornton the audited financial statements contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003. The Audit Committee also discussed with Grant Thornton the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

The following summarizes certain fees paid to Grant Thornton for the years ended December 31, 2002 and 2003. Our Audit Committee has carefully considered whether the provision of the services described below is compatible with maintaining the independence of Grant Thornton and has concluded that such services are compatible with maintaining the independence of our independent auditor.

	2002		2003
Audit fees	$188,803	85%	$155,259	78%
Tax fees	18,161	8%	17,150	9%
All other fees	16,221	7%	25,626	13%

Total fees	$223,185	100%	$198,035	100%

•	Audit Fees. Audit fees are for professional services rendered for the audit of our annual financial statements and our Report on Form 10-K and for the review of our quarterly financial statements on Form 10-Q.

•	Tax Fees. Tax fees are for professional services rendered in connection with research and consultation concerning various local, state and federal tax matters.

•	All Other Fees. All other fees are for services which primarily related to 401K audit and other SEC compliance services.

Grant Thornton has submitted to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee has discussed with Grant Thornton their firm’s independence under this Standard. Based upon the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, which was filed with the Securities and Exchange Commission on March 25, 2004.

Audit Committee of the Board of Directors

Donald W. Brooks

Mitchell Shu Hung Kung

Edward S. Duh

Patrick Verderico

Comparison of Total Cumulative Stockholder Return

The following graph sets forth the Company’s total cumulative stockholder return compared to the Standard & Poor’s 500 Index and the Philadelphia Semiconductor Index for the period December 31, 1997 through December 31, 2003. Total stockholder return assumes $100 invested at the beginning of the period in the Common Stock of the Company, the stocks represented in the Standard & Poor’s 500 Index and the stocks represented in the Philadelphia Semiconductor Index, respectively. Total return also assumes reinvestment of dividends; the Company has paid no dividends on its Common Stock.

Historical stock price performance should not be relied upon as indicative of future stock price performance.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely on its review of copies of filings under Section 16(a) of the Securities Exchange Act of 1934, as amended, received by it, or written representations from certain reporting persons, the Company believes that during fiscal 2003 all Section 16 filing requirements were met.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors, upon recommendation of its Audit Committee, has selected and appointed the accounting firm of Grant Thornton LLP to serve as independent auditors with respect to the audit of the financial statements of the Company for the 2004 fiscal year. This nomination is being presented to the stockholders for ratification at the meeting. Grant Thornton LLP was first appointed by the Company as its independent accountants in November 2000. A representative of Grant Thornton LLP is expected to be present at the meeting, will have the opportunity to make a statement, and is expected to be available to respond to appropriate questions.

Vote Required; Recommendation of Board of Directors

The affirmative vote of a majority of the outstanding shares of the Company’s Common Stock, Series A Preferred Stock and Series B Preferred Stock voting together on the proposal at the Annual Meeting is required to ratify the Board’s selection. If the shareholders do not ratify this appointment by the affirmative vote of a majority of the shares represented in person or by proxy at the Annual Meeting, the Board of Directors, upon a recommendation by the Audit Committee of the Board of Directors, will consider other independent auditors.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT ACCOUNTANTS FOR THE 2004 FISCAL YEAR.

OTHER MATTERS

The Company knows of no other matters to be submitted at the Annual Meeting. Should any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors of the Company may recommend.

THE BOARD OF DIRECTORS

San Jose, California

April 30, 2004

OSE USA, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Edmond Tseng and Elton Li, jointly and severally, proxies with full power of substitution, to vote all shares of Common Stock of OSE USA, Inc, a Delaware corporation (the “Company”), which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Company’s offices located at 2223 Old Oakland Road, San Jose, California on Thursday, May 27, 2004 at 10:00 a.m. Pacific Time, and at any adjournment thereof: (1) as hereinafter specified upon the proposals listed on the reverse side hereof and as more particularly described in the Proxy Statement of the Company dated April 30, 2004 (the “Proxy Statement”), receipt of which is hereby acknowledged, and (2) in their discretion, upon such other matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of the Company’s Annual Report on Form 10-K for the year ended December 31, 2003.

THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED.

IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR PROPOSALS 1 AND 2.

(Continued and to be signed on reverse side)

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE

1.	ELECTION OF DIRECTORS

	FOR	WITHHOLD
Patrick Verderico	☐	☐
Donald W. Brooks	☐	☐
Edward S. Duh	☐	☐
Mitchell Shu Hung Kung	☐	☐
Edmond Tseng	☐	☐

MARK	HERE IF YOU PLAN TO ATTEND THE MEETING ☐

MARK	HERE FOR ADDRESS CHANGE AND NOTE BELOW ☐

2.	PROPOSAL TO RATIFY THE APPOINTMENT OF GRANT THORNTON LLP AS INDEPENDENT ACCOUNTANTS FOR THE 2004 FISCAL YEAR.

FOR ☐	AGAINST ☐	ABSTAIN ☐

AND IN THEIR DISCRETION, UPON SUCH OTHER MATTER, OR MATTERS, WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS INDEPENDENT ACCOUNTANTS, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND AS TO WHICH THIS PROXY MAY CONFER AUTHORITY PURSUANT TO APPLICABLE LAW OR REGULATION.

Signature(s)	Dated	, 2004

Signature(s)	Dated	, 2004